UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2016

CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC.
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(Exact name of Registrant as specified in charter)

Nevada	001-34515	20-8468508
(State or Other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

9 North West Fourth Ring Road Yingu Mansion Suite 1708
Haidian District Beijing, People’s Republic of China 100190
(Address of principal executive offices) (Zip Code)
+86 10 82525361
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
[   ] Soliciting material pursuant to Rule14a-12 under the Exchange Act (17CFR240.14a -12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d -2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e -4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On June 29, 2016, China Advanced Construction Materials Group, Inc., a Nevada corporation (the “Company”) dismissed Kabani & Company, Inc. (“Kabani”) as the Company’s independent registered public accounting firm. The decision to dismiss Kabani was approved by the Company’s audit committee.

Kabani was appointed as the Company’s auditors since October 27, 2015, less than a fiscal year ago. As a result, Kabani has not issued any accountant’s report on the financial statements of the Company.

During the period Kabani served as the Company’s auditors through June 29, 2016 (the “Applicable Period”), there were no disagreements with Kabani on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to Kabani’s satisfaction would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. During the Applicable Period, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Kabani with a copy of the foregoing disclosure and requested Kabani to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A letter to be furnished by Kabani will be filed as Exhibit 16.1 to an Amendment to this Form 8-K once the Company receives such letter.

On June 29, 2016, the Company’s audit committee approved the engagement of Friedman LLP (“Friedman”) as the Company’s independent registered public accounting firm. Friedman had served as the Company’s auditors from December 27, 2010 to October 27, 2015.

During the Applicable Period, neither the Company nor anyone on its behalf consulted with Friedman regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided that Friedman concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 6, 2016	CHINA ADVANCED CONSTRUCTION MATERIALS
GROUP, INC.

By: /s/ Xianfu Han

Name: Xianfu Han
Title: Chief Executive Officer